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                            CONSENT OF RONALD URETTA



            I hereby consent to the reference to me as a person who has been designated to serve as a trustee of Insignia Properties Trust in the Proxy Statement/Prospectus constituting a part of the Registration Statement on Form S-4 with which this consent is filed.


                                                     /s/ Ronald Uretta
                                                     --------------------------
                                                     Ronald Uretta


Date:  May 22, 1998